Exhibit 99.1

CONFIDENTIAL AND HIGHLY RESTRICTED WORKPLACE EXPERIENCE February 2023

Disclaimer General This presentation has been prepared by CXApp Holding Corp. (“ CXApp ”) and KINS Technology Group In c. (“KINS”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation to offer to buy securities, nor shall there be any sale of any securities in an y s tate or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state of jurisdiction. Safe Harbor Statement under the Private Securities Litigation Act All statements in this presentation that are not based on historical fact are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . While management has based any forward - looking statements included in this presentation on its current expectations, the information on which such expectations were based may change . Statements containing words such as “expect”, “believe”, “should”, “anticipate”, “intend”, plan”, “may”, “will”, or similar expressions constitute forward - looking expressions . These forward - looking statements are not guarantees of future performance rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of CXApp and its subsidiaries, which could cause actual results to materially differ from such statements . Such risks, uncertainties, and other factors include, but are not limited to, statements about our proposed and completed acquisitions, the impact of COVID - 19 on CXApp’s results of operations, our anticipated cash flow balances, our product development plans and marketing initiatives, our ability to compete successfully in our industry, projected operating expenses, projected operating efficiencies, revenues, and capital requirements, and our projected cash position, the fluctuation of economic conditions, competition, the performance of management and employees, our ability to maintain compliance with Nasdaq’s minimum bid price requirement and other continued listing requirements . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in KINS’ Annual Report on Form 10 - K for the year ended December 31 , 2021 , as filed with the Securities and Exchange Commission (the “SEC”) on March 30 , 2022 and periodic reports and current reports filed with the SEC on or after the date thereof . All of KINS’ and CXApp’s forward - looking statements are expressly qualified by all such risk factors and other cautionary statements . Such statements and are subject to risks, uncertainties and assumptions that are difficult to predict . Therefore , our actual results could differ materially and adversely from those expressed in any forward - looking statements . KINS and CXApp undertake no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . Statements in this presentation, including factors that we believe may impact our results, are not intended to be exclusive .

Additional Information and Where To Find It In connection with the proposed business combination (the “Business Combination”) and the distribution of CXApp common stock to Inpixon securityholders, CXApp filed a registration statement on Form S - 1 (SEC File No . 333 - 267964 ), which includes a final prospectus registering shares of CXApp common stock, and KINS has filed with the SEC a registration statement on Form S - 4 (File No . 333 - 267938 ) on October 19 , 2022 , as amended, which includes a final proxy statement/prospectus in connection with the KINS stockholder vote required in connection with the Business Combination and the registration of shares of KINS common stock, warrants and certain equity awards . This communication does not contain all the information that should be considered concerning the Business Combination . The final prospectus filed by CXApp includes the final proxy statement/prospectus filed by KINS, which serves as an information statement/prospectus in connection with the spin - off of CXApp . This communication is not a substitute for the registration statements that CXApp and KINS have filed with the SEC or any other documents that KINS or CXApp may file with the SEC, or that KINS, Inpixon or CXApp may send to stockholders in connection with the Business Combination . It is not intended to form the basis of any investment decision or any other decision in respect to the Business Combination . KINS’s stockholders and Inpixon’s securityholders and other interested persons are advised to read, when available, the definitive registration statements, and documents incorporated by reference therein, as these materials will contain important information about KINS, CXApp and the Business Combination . The final proxy statement/prospectus contained in KINS’s registration statement was mailed to KINS’s stockholders as of the record date of February 2 , 2023 for voting on the Business Combination . The registration statements, proxy statement/prospectus and other documents (when they are available) will also be available free of charge, at the SEC’s website at www . sec . gov, or by directing a request to : KINS Technology Group I nc . , Four Palo Alto Square, Suite 200 , 3000 El Camino Real, Palo Alto, CA 94306 . Participants in Solicitation KINS and CXApp and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the transaction . Information about the directors and executive officers of KINS is set forth in its Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 . Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of the stockholders of KINS and a description of their direct and indirect interests in KINS, by security holdings or otherwise, will be included in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction when they become available . Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions . When available, these documents can be obtained free of charge from the sources indicated above . Distribution, No Offer or Solicitation The distribution of this presentation may also be restricted by law, and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions . You acknowledge that you are (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that you will neither use, nor cause any third party to use this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination if it occurs or the accuracy or adequacy of this presentation .

Financial Information; Non - GAAP Financial Measures Certain financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X. Accor dingly, such information and data may not be included in, may be adjusted in or may be presented differently in, CXApp’s periodic reports. This presentation contains certain financial information and data that was not prepared in accordance with United States generally accepted accounting principles (“GAAP”), including non - GAAP cost of revenues , non - GAAP research and development expense, non - GAAP selling, general and administrative expense, non - GAAP loss from operations, non - GAAP net loss, and non - GAAP ad justed EBITDA. These non - GAAP measures, and other measures that are calculated using such non - GAAP measures, are an addition to, and not a substitute for or s uperior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures deriv ed in accordance with GAAP. CXApp presents these non - GAAP amounts because management believes they provide useful information to management and investors regardi ng certain financial and business trends relating to CXApp’s financial condition and results of operations, and they assist management and investors in comparing CXApp’s performance across reporting periods on a consistent basis. CXApp’s management uses these non - GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. CXApp believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating operating results and trends in and in comparing CXApp’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. CXApp’s management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in acco rdance with GAAP. However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non - GAAP measures differently, or may use other measures to calculate their financial performance, and therefore CXApp’s non - GAAP measures may not be directly comparable to similarly - titled measures of other companies. Industry And Market Data This presentation includes market data and other statistical information from third - party sources . Although CXApp believes these third - party sources are reliable as of their respective dates, none of CXApp or its subsidiaries or affiliates has independently verified the accuracy or completeness of this information . Some data are also based on CXApp’s good faith estimates, which are derived from both internal sources and the third - party sources described above . None of CXApp , its affiliates, or any of their respective subsidiaries, directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information . Trademarks This presentation contains trademarks and tradenames of CXApp and of other parties, and are the property of their respective owners . Third - party logos included herein may represent past customers, present customers or may be provided simply for illustrative purposes only . Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses . There is no guarantee that either KINS or CXApp will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future .

KINS Overview

Led by operators with deep domain expertise



Khurram Sheikh

Founder, CEO & Chairman

25 years of experience in TMT developing and leading transformational technologies, 4G, Wi-Fi, 5G, Edge AI, IoT



Eric Zimits

Chief Corporate Development Officer

Extensive experience focused on the wireless and mobile communications and internet sectors



Camillo Martino

Board Member



Di-Ann Eisnor

Board Member



Hassan Ahmed

Board Member



Atif Rafiq

Board Member



Allen Salmasi

Board Member

Transformational Technologies

- KINS Technology Group is a Nasdaq-listed (KINZ) SPAC which completed its IPO in December 2020
- KINS is focused on identifying and acquiring transformative technology businesses that are shaping the digital future
- The KINS team has experience transforming technology ecosystems and creating ***disruptive business models*** (e.g. mobile networks, digital video, edge compute, mobile apps)

Leading Workplace Experience Platform Providing Transformational Experiences Across People, Places & Things. CXApp

Leadership Management team Khurram Sheikh Chairman & CEO Adam Benson Leads R&D, DevOps and Engineering Chief Technology Officer Chris Wiegand Leads Customer Success and Revenue Operations EVP Business Operations Michael Angel Leads Finance, Planning and Accounting Chief Financial Officer Leon Papkoff Leads Design, Product, Marketing, and Partnerships Chief Product Officer Prior experience: CTO Inpixon Prior experience: Founder/CEO of Jibestream Prior experience: Founder/CEO of CXApp Prior experience: CFO of 4 public companies – tech focus, CFO: SaaS, AR, other VC backed Senior Positions: National Semiconductor, Hitachi Data Systems, Price Waterhouse Prior experience: 25+ Years CEO & CTO

Market Positioning ■ Leader in Enterprise Employee Experiences ■ Global Client Base includes over a dozen F500 companies ■ An experienced team that leverages innovation to bring world class solutions to market ■ Product suite includes App, Maps, On - Device Positioning (ODP), Augmented Reality (AR) and AI - based Analytics Platform ■ International workforce – headquartered in SF Bay Area ■ Key Customer market focus has been North American companies with a global footprint ■ New ticker CXAI – representing our vision of enhanced experiences with connected intelligence

Great Success Comes with Great Customers

CXApp Workplace Experience CXApp has deployed at least one campus in approximately 240 cities and 55 countries worldwide for a true global footprint. *As of February 2023

EMPLOYEES ARE FRUSTRATED They struggle with work/life balance, want flexible work choices, are overwhelmed by too many tools, and need better ways to connect with colleagues. EMPLOYERS ARE STRUGGLING They need to consolidate systems, find ways to empower employees, and are under - informed on how everything is actually working. Hybrid work changed everything

CXApp Is… The Workplace SuperApp ■ Always connected ■ 100+ 3 rd party platform integrations ■ Over 150 native features ■ One mobile app, one login proper noun Workplace SuperApp Ѣϛ ӱ ȗƂǢƤӰǟƧŔǪ ё Ѣϛ ӱ Ǫ Ƽ ଲ ƼǟƂǢ ё ŀǟ ϛ Ѣ Platform that consolidates the services, features, and functions of your workplace tech stack into a single mobile app 1.

Engaging Services for Employees Mobile Food Ordering DESK & ROOM BOOKING ANALYTICS EVENTS }$  AR SENSORS EMPLOYEE COMMS MAPS WAYFINDING EV Charging Mail Client Instant Messaging ƼƲǷūƲǷёpŀƲŀƄūưūƲǷ HRIS Parking Lockers Virtual Collaboration SSO Space Management Onboarding ×ƼǢƤǟƧŀŜūё«ŜƋūţǿƧƐƲƄ Visitor Management Occupancy Data Mobile Access IoT Building Maintenance Enterprise Management CRM EƐǷƲūǪǪ Facilities Tickets Productivity Tools Web Conferencing Meeting Management Social Media Networking Wellness

pŀǢƤūǷёǟǟǢƼŀŜƋё Financial Services Software/Tech Pharma/Health Media/Entertainment SALES | PARTNERSHIPS | MARKETING Key Target Market Segments EMPLOYEES (03/2<((6

Why We Win Our Unique And Differentiated Approach To The Market Streamline multiple use cases Deliver a differentiated design Lead with innovation Power location services Connect a growing ecosystem  ǢƼȖƐţū ё ūƲǷūǢǟǢƐǪū У ƧūȖūƧёǪūŜǿǢƐǷȝ

A Strategic Imperative

Over the next 5 years, leading enterprise organizations will be using a mobile app to manage workplace experience

Total Addressable Market w/ high growth rate and CAGR driven by the need to:

- Manage hybrid workplace models
- Consolidate workplace tools and experiences
- Improve productivity

Workplace Experience Apps 2020 to 2025 ($ millions) – 19% CAGR



406
483
575
684
814
988
2020
2021
2022
2023
2024
2025

Source : Memoori Workplace Experience Apps Report 2021

Product Vision First to Market with Disruptive Innovation Deliver the first enterprise - grade SaaS platform at scale for new category First Augmented Reality (AR) solution creating pioneering user interface and engaging experiences AI - based analytics platform delivering value - based operational efficiency and workplace transformation SaaS Platform $XJPHQWHG5HDOLW\ AI & Analytics

Business Strategy & Plan Scale to ”Category Maker” Leading logo wins and large - scale expansions resulting in repeatable sales model Full solution offering from maps to analytics and 100+ third party integrations provide one - stop offering Create new enterprise software category of employee experiences Land and Expand )XOO6RIWZDUH6ROXWLRQ2IIHULQJ Category Maker Opportunity

Financial Model and Plan Streamlined for Success Spin - out CXApp will be cost - optimized as a standalone entity with expected OpEx * reduction approximately >40% after deal closing SPAC business combination will provide up to $14M of capital resulting in 12 - 18 months of runway (assuming no redemptions) and 2X+ investment in organic sales • >400+ enterprise campuses deployed globally • 40%+ growth in new customer spend within first 12 months • <5% Churn Rate Stats as of December 31, 2022 Optimized Cost Structure /HDGLQJ6DD60HWULFV Capitalized for Org. Growth * OpEx for this purpose does not include non - cash items such as goodwill, amortization, depreciation, stock - based compensation, etc.

IN THE WORKPLACE CONNECT EVERY EXPERIENCE No Matter Who You Are, Where You Are, or What You’re Doing SIMPLIFY THE COMPLEXITIES OF HYBRID WORK HELP EMPLOYEES & OPERATIONS MAKE DATA - DRIVEN DECISIONS IN REAL - TIME ¸M£}¿FMёё«RrFf. p}Rf.ё

CONFIDENTIAL AND HIGHLY RESTRICTED Power the Workplace Thank You